UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

ACHIEVE LIFE SCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	033-80623	95-4343413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22722 29th Drive SE, Suite 100 Bothell, WA		98021
1040 West Georgia, Suite 1030 Vancouver, BC, Canada		V6E 4H1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 210-2217

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	ACHV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On April 15, 2026, Achieve Life Sciences, Inc. (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional and accredited investors (the “Investors”), pursuant to which the Company agreed to sell and issue to the Investors in a private placement (the “Private Placement”) an aggregate of (i) 49,418,069 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), and, in lieu of Shares for an Investor, pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 100,500 shares of Common Stock (the “Pre-Funded Warrant Shares”), and (ii) accompanying warrants (the “Common Warrants”) to purchase up to 49,518,569 shares of Common Stock or pre-funded warrants to purchase Common Stock (the “Common Warrant Shares,” and together with the Shares, Pre-Funded Warrant Shares, Pre-Funded Warrants and the Common Warrants, the “Securities”) at a collective purchase price of (a) $3.635 per combination of Shares and accompanying Common Warrants or (b) $3.634 per combination of Pre-Funded Warrants and accompanying Common Warrants.

Each Pre-Funded Warrant has an exercise price of $0.001 per Pre-Funded Warrant Share. The Pre-Funded Warrants are exercisable at any time after their original issuance, subject to certain ownership limitations, and will not expire.

Each Common Warrant will be exercisable at an exercise price of $3.51 per Common Warrant Share. The Common Warrants are exercisable at any time after the date of issuance, subject to certain ownership limitations, and will expire on the later of the twentieth business day following (i) the date on which the Company publicly announces that the U.S. Food and Drug Administration has approved cytisinicline for smoking cessation in adults (the “FDA Approval”), and (ii) the date on which the Company notifies the holder of the FDA Approval, provided that if a Common Warrant is not fully exercisable because the Company has insufficient authorized and unreserved shares of Common Stock at the time of the public announcement of the FDA Approval, the Common Warrant will be exercisable for two years following the date on which the Company obtains stockholder approval for an amendment to its certificate of incorporation to increase the number of authorized shares of Common Stock.

A holder of Common Warrants or Pre-Funded Warrants may not exercise the warrant if the holder, together with its affiliates, would beneficially own more than 4.99%, 9.99% or 19.99%, at the election of the holder (provided that no holder may beneficially own more than 19.99%) (the “Ownership Limitation”), of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. A holder of Common Warrants or Pre-Funded Warrants may generally increase or decrease the Ownership Limitation by providing at least 61 days’ prior notice to the Company. A holder of Common Warrants or Pre-Funded Warrants also may not exercise the Common Warrants or Pre-Funded Warrants, as applicable, for shares of Common Stock if the Company does not have sufficient authorized and unissued Common Stock to issue such shares of Common Stock upon exercise.

Morgan Stanley & Co. LLC (the “Placement Agent”) acted as placement agent for the Private Placement. The Company has agreed to pay the Placement Agent customary placement fees in its capacity as placement agent for the sale of the Securities to the Investors.

The Private Placement is anticipated to close on or about April 17, 2026, subject to the satisfaction of customary closing conditions. The Company anticipates receiving gross proceeds from the Private Placement of approximately $180.0 million, before deducting placement agent fees and other expenses. If all of the Common Warrants are exercised in full, the Company would receive approximately $173.8 million in additional gross proceeds, before deducting expenses. The Company intends to use the proceeds from the Private Placement to fund a Phase 3 clinical trial for cytisinicline for e-cigarette cessation, the commercialization of cytisinicline and for working capital and general corporate purposes.

The foregoing descriptions of the Securities Purchase Agreement, Pre-Funded Warrants and Common Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement, the Common Warrants and the Pre-Funded Warrants, which are filed as

Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Registration Rights Agreement

In connection with the Private Placement, the Company and the Investors also entered into a Registration Rights Agreement, dated as of April 15, 2026 (the “Registration Rights Agreement”), providing for the registration for resale of the Shares, Pre-Funded Warrant Shares and the Common Warrant Shares. The Company has agreed to prepare and file a registration statement (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) promptly, and in any event within 30 days of the closing of the Private Placement, and to use its reasonable best efforts to have the Registration Statement declared effective within 75 days following the initial filing date of the Registration Statement.

The Company has granted the Investors customary indemnification rights in connection with the Registration Rights Agreement. The Investors have also granted the Company customary indemnification rights in connection with the Registration Statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above under Item 1.01, to the extent required by Item 3.02 of Form 8-K, is hereby incorporated by reference herein. Based in part upon the representations of the Investors in the Securities Purchase Agreement, the offering and sale of the Securities was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws. The Securities have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the Securities did not involve a public offering and was made without general solicitation or general advertising. The Investors represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the Securities for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the U.S. federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Executive Officer

In connection with the Private Placement, on April 15, 2026, Richard Stewart, the Company’s Chief Executive Officer and a director, informed the Company’s Board of Directors (the “Board”) of his intention to step down from his position as the Company’s Chief Executive Officer, President and “principal executive officer,” effective as of April 18, 2026 (the “Separation Date”). Mr. Stewart will remain in his position as a member of the Board.

In connection with his separation, the Company and Mr. Stewart expect to enter into a Settlement Agreement (the “Separation Agreement”) that provides for severance in connection with separation not for Cause as described in Mr. Stewart’s Executive Employment Agreement, which is filed as Exhibit 10.15 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

The foregoing summary of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Separation Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2026.

Appointment of Chief Executive Officer

Effective as of April 18, 2026 (the “Appointment Date”), the Company also announced that the Board appointed Andrew Goldberg as the Company’s Chief Executive Officer, President and “principal executive officer.” Dr. Goldberg was also appointed to the Board, effective as of the Appointment Date.

Dr. Goldberg has served as a Portfolio Manager at Marshall Wace North America L.P., an alternative asset manager, since February 2024 and served as Managing Director from March 2021 until February 2024. Dr. Goldberg has served as a member of the Board of Tarsus Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, since August 2020 and Inquis Medical, Inc., a privately-held medical device company, since February 2024. Prior to Dr. Goldberg’s role at Marshall Wace, Dr. Goldberg served as a principal and subsequently partner at Vivo Capital, a global healthcare investment firm that focuses exclusively on the life sciences industry, from February 2016 to March 2021. Prior to this, Dr. Goldberg was a consultant at McKinsey & Company, where he advised pharmaceutical, medical device, and biotechnology companies across a range of strategy, M&A, sales, marketing, and product development topics. Dr. Goldberg has also served as a board director or observer at numerous life sciences companies, including Veradermics Inc., Arcutis Biotherapeutics, Inc., Harmony Biosciences, Elektrofi, Parse Biosciences, and Forge Biologics. Dr. Goldberg is a U.S. board-certified physician in both Critical Care Medicine and Emergency Medicine. He has served as an Instructor in Medicine at the Mayo Clinic College of Medicine in Rochester, MN, where he also completed a fellowship in Critical Care Medicine and served as an Attending Physician in the Department of Emergency Medicine. He completed Emergency Medicine residency training at Los Angeles County + University of Southern California Medical Center (LAC+USC). Dr. Goldberg received his M.D. from The George Washington University School of Medicine in Washington, DC, and a post-doctoral diploma in translational science from the Mayo Graduate School. He has held prior academic and clinical appointments at Oregon Health & Science University and the Palo Alto VA Medical Center.

In connection with his appointment as Chief Executive Officer, Dr. Goldberg has entered into an employment agreement (the “Employment Agreement”), under which he will receive an initial annual base salary of $665,000 per year (the “Goldberg Base Salary”), subject to increase upon achievement of certain financial performance conditions, and he will be eligible to receive an annual target bonus equal to 55% of the Goldberg Base Salary, with the actual bonus amount based on achievement of performance objectives established by the Board or the Compensation Committee, not to exceed 200% of the Goldberg Base Salary.

Dr. Goldberg will also be granted the following equity awards: (i) restricted stock units (the “Initial RSUs”) representing 1% of the Company’s fully diluted capitalization, calculated following the Private Placement, vesting over four years of continuous service, with a one-year cliff; (ii) a stock option (the “Initial Option”) to purchase shares representing 2% of the Company’s fully diluted capitalization, calculated following the Private Placement, with an exercise price equal to the fair market value of a share of the Company’s common stock on the date of grant, vesting over four years of continuous service, with a one-year cliff; and (iii) performance-based restricted stock units (the “CEO PSUs”) representing 6.5% of the Company’s fully diluted capitalization, calculated following the Private Placement, which will vest based on achievement of eight share price milestones ranging from 2x to 9x of a reference price, subject to acceleration, in whole or in part, upon achievement of certain financial performance conditions, and in all cases subject to Dr. Goldberg’s continued employment through such achievement. If the Initial RSUs, the Initial Option and the CEO PSUs are granted prior to the Private Placement, Dr. Goldberg will be granted additional “true up” restricted stock units (the “True Up RSUs”), options (the “True Up Option”) and performance-based restricted stock units (“True Up CEO PSUs”) to ensure that, together with his Initial RSUs, the Initial Option and the CEO PSUs, his grants constitute the above specified percentages, respectively, of fully diluted capitalization following the Private Placement. The True Up RSUs, True Up Option and the True Up CEO PSUs, if granted, will be subject to the same vesting terms as described above for the Initial RSUs, the Initial Option and the CEO PSUs.

In the event of Dr. Goldberg’s termination by the Company without Cause (as defined in the Employment Agreement) or Dr. Goldberg’s resignation for Good Reason (as defined in the Employment Agreement), in each case, outside of the twenty-four (24) month period following a change in control transaction, he will be entitled to: (i) eighteen (18) months of base salary and his annual target bonus, payable over eighteen (18) months; (ii) COBRA continuation benefits for such severance period; and (iii) accelerated vesting of his Initial RSUs, Initial Option, True Up RSUs and True Up Option equal to an additional 18 months of time-based vesting. The CEO PSUs and the True Up CEO PSUs shall be eligible to vest to the extent certain performance milestones have been achieved as of his termination date, as described in the Employment Agreement.

In the event of Dr. Goldberg’s termination by the Company without Cause or Dr. Goldberg’s resignation for Good Reason, in each case, within the twenty-four (24) month period following a change in control transaction, he will be entitled to the same cash severance and COBRA benefits described above, plus an additional payment equal to his annual target bonus, prorated for service prior to his termination, and full acceleration of his Initial RSUs, Initial Option, True Up RSUs, and True Up Option. Provided that, following the change in control transaction and through the date of Dr. Goldberg’s termination by the Company without Cause or Dr. Goldberg’s resignation for Good Reason, the Company’s stock continues to be publicly traded on a U.S. national securities exchange, the CEO PSUs and the True Up CEO PSUs shall be eligible to vest to the extent certain performance milestones have been achieved as of his termination date, as described in the Employment Agreement.

Payment of severance and acceleration benefits pursuant to the Employment Agreement shall be subject to the effectiveness of a mutual release of claims by and between Dr. Goldberg and the Company.

The foregoing summary of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Employment Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2026.

Except as described above, there are no arrangements or understandings between Dr. Goldberg and any other persons, pursuant to which he was appointed as Chief Executive Officer and President. No family relationships exist among any of the Company’s directors or executive officers and Dr. Goldberg. Dr. Goldberg does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Board Members

In connection with the Private Placement and pursuant to the Securities Purchase Agreement, on April 15, 2026, the Board appointed each of Lucian Iancovici and Aaron Royston (together, the “Initial Incoming Directors”), as designated by TPG Life Sciences Innovations and venBio Partners, respectively, to serve as a director of the Company, effective April 17, 2026.

The Initial Incoming Directors’ compensation will be as provided under the Company’s non-employee director compensation program (the “Non-Employee Director Compensation Program”). Dr. Iancovici has declined to receive compensation as a non-employee director. In connection with his appointment as a non-employee director of the Board and consistent with the Non-Employee Director Compensation Program, Dr. Royston will be entitled to receive a pro-rated $40,000 annual retainer for service as a non-employee director for the Company’s fiscal year ending December 31, 2026. In addition, consistent with the Non-Employee Director Compensation Program, the Board expects to grant to Dr. Royston a stock option to purchase shares of Common Stock, which will vest monthly over three years, subject to continued service as a director on the Board or employee or consultant of the Company. Dr. Royston will also be entitled to receive the customary annual equity compensation paid to non-employee directors on the date of each annual meeting of stockholders, which as currently constituted under the Non-Employee Director Compensation Program, is expected to consist of a stock option to purchase 31,500 shares of Common Stock, which will vest in full on the earlier of the first anniversary of the date of grant or the date immediately prior to the Company’s next annual meeting of stockholders, subject to continued service as a director on the Board or employee or consultant of the Company.

The Company has entered into a standard form of indemnification agreement with each of the Initial Incoming Directors, in substantially the form that is filed as Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Pursuant to the terms of the Securities Purchase Agreement, the Company has also agreed to (x) appoint an individual to the Board as designated by Frazier Life Sciences, within 30 days of the Closing (the “Subsequent Incoming Director” and collectively with the Initial Incoming Directors, the “Incoming Directors”), (y) nominate each of the Incoming Directors for re-election to the Board at the 2026 annual meeting of stockholders and the 2027 annual meeting of stockholders, until such time as the Investor who designated such Incoming Director beneficially owns less than 5% of the outstanding Common Stock of the Company, and (z) reduce the size of the Board to nine directors, effective as of the 2026 annual meeting of the Company’s stockholders.

Except as described above, there are no arrangements or understandings between any of the Incoming Directors and any other persons pursuant to which they were selected as directors. There are no family relationships between any of the Incoming Directors and any director or executive officer of the Company, nor do any of the Incoming Directors have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Item 7.01. Regulation FD Disclosure.

On April 16, 2026, the Company issued a press release announcing the Private Placement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Current Report on Form 8-K and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Common Warrant

4.2	Form of Pre-Funded Warrant

10.1*	Form of Securities Purchase Agreement

10.2	Form of Registration Rights Agreement

99.1 104	Press release of Achieve Life Sciences, Inc. dated April 16, 2016 Cover Page Interactive Data File (embedded within the Inline XBRL document)

________________________

*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

________________________

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the expected closing date, gross proceeds of the Private Placement, the anticipated use of proceeds of the Private Placement, registration of the securities being issued and sold in the Private Placement, and changes to the Company’s management and board of directors are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 24, 2026 and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACHIEVE LIFE SCIENCES, INC.
Date: April 16, 2026	/s/ MARK OKI
Mark Oki Chief Financial Officer (Principal Financial Officer)